TECHNOLOGY PURCHASE AGREEMENT

THIS AGREEMENT is made effective as of the Sixteenth day of October, 2008

AMONG:

NY FINANCIAL (INTERNATIONAL) CORP., a British Virgin Island corporation, of Palm Grove House, P.O. Box 3186, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands

(hereinafter called the “Vendor”)

OF THE FIRST PART

AND:

CALECO PHARMA CORP., a Nevada corporation, of 8275 S. Eastern Avenue, Suite 200, Las Vegas, Nevada 89123

(hereinafter called “Caleco”)

OF THE SECOND PART

AND:

JOHN BOSCHERT, of #193 - 3rd Street, Villa Cerro Lindo Jose Domingo Espinar, Panama City, Panama

(hereinafter called the “Principal Shareholder”)

OF THE THIRD PART

AND:

BLACKSTONE LAKE MINERALS INC., a Nevada corporation of #205 – 1480 Gulf Road, Point Roberts, Washington 98281

(hereinafter called “Blackstone”)

OF THE FOURTH PART

WHEREAS:

A.           The Vendor is the owner of a technology for the treatment of liver disease and other ailments (the “Technology”);

B.           Caleco wishes to acquire the Technology;

C.           The Principal Shareholder is the controlling shareholder, the sole executive officer and director of Blackstone, and the sole executive officer and director of Caleco;

D.           Blackstone is the sole stockholder of Caleco;

E.           The Principal Shareholder has agreed, subject to the terms and conditions of this Agreement, to transfer certain shares of Blackstone to the Vendor; and

F.           The Vendor has agreed, subject to the terms and conditions of this Agreement, to transfer the Technology to Caleco.

NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration for the sum of $10.00 paid by each party to the other parties hereto and for the mutual covenants contained in this Agreement and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

DEFINITIONS

1.1	In this Agreement:

	(a)	“EDMFs” means European Drug Master Files as set out in Schedule B;

	(b)	“Improvement” means any modification or variant of the Technology;

(c)

“Intellectual Property” means all copyrights (if any), the Patents, the European patent applications, the EDMFs, trade secret rights, trade names (if any), trademark rights (if any), process information, technical information, designs, drawings, inventions and all other intellectual and industrial property rights of any sort related to or associated with the Technology;

	(d)	“Inventor” means the inventor of the Technology, being Harry H.S. Fong;

(e)

“Know-how” means all know-how, knowledge, expertise, inventions, works of authorship, prototypes, technology, information, materials and tools relating to the Technology or to the design, development, use and commercial application of the Technology;

(f)

“Liens” means any mortgage, pledge, hypothecation, option, assessment, security interest, lease, lien (statutory or other), adverse claim, levy, charge or other encumbrance of any kind, or any conditional sale contract, title retention contract or other contract to give any of the foregoing.;

(g)

“Patents” means the patents pending and European patents pending disclosed in Schedule A to this Agreement and any additional patents that may be applied for or granted comprising all or any part of the Technology; and

(h)

“Technology“ means the technology developed by the Vendor for the treatment of liver disease and other ailments, particularly resulting from viral infection such as Hepatitis C virus infection, more particularly described in the Patents and the EDMFs.

1.2	All dollar amounts referred to in this Agreement are in United States funds, unless expressly stated otherwise.

TECHNOLOGY TRANSFER

2.

Subject to the terms and conditions of this Agreement, the Vendor agrees to sell, assign and transfer to Caleco at Closing all of the Vendor’s right, title and interest in and to the Technology and the Intellectual Property free and clear of all Liens.

3.

The Vendor shall, without Vendor being required to incur any cost or expense, at or after the Closing assist Caleco in every reasonable legal way to evidence, record and perfect the assignment evidenced by this Agreement and to pursue the Patents and obtain recordation and publication of, and from time to time enforce, maintain and defend, the assigned rights embodied in the Technology. To the extent that any of the Intellectual Property not covered by the Patents is patentable, the Vendor shall, without Vendor being required to incur any cost or expense, assist Caleco in every reasonable legal way to permit Caleco to obtain a grant of patents and, to the extent any such patents are actually issued in the name or names the Vendor, assign and transfer such patents to Caleco (with all costs of legal documentation and filing and recordation fees to be borne by Caleco).

4.

If, after the date hereof, the Vendor develops or discovers, or is co-developer or co- discoverer, of any Improvement, then the Vendor shall, without Vendor being required to incur any cost or expense, promptly sell, assign and transfer the Improvement to Caleco without the payment of any additional amounts or consideration.

5.

The Vendor shall, without Vendor being required to incur any cost or expense, after the Closing: (i) communicate to Caleco all Know-how in its possession which may reasonably be relevant to the formulation and process design for use of the Technology, and (ii) continue to communicate to Caleco all such further Know-how as may later come into its possession. For this purpose, any fees of third party professionals such as patent attorneys and scientific advisors required to assist the Vendor in complying with this covenant shall be borne by Caleco and Blackstone.

6.

All Know-how and technical information in the possession of the Vendor which may reasonably be relevant to the design, marketing, and use of the Technology shall be deemed to be confidential information. The Vendor shall not disclose or authorize the disclosure of such information to any third party, except as expressly permitted by Caleco in writing. The Vendor shall take reasonable precautions to prevent the unauthorised disclosure to third parties of all such confidential information.

7.

If Caleco is unable, for any reason whatsoever, after ten days written request to the Vendor, to secure the signature of the Vendor to any document it is reasonably entitled to under this Agreement, the Vendor hereby irrevocably designates and appoints Caleco its duly authorized officers and agents as their respective agents and attorneys-in-fact with full power of substitution to act for, on behalf of, and instead of the Vendor, to execute and file any such document or documents and to do all other lawfully permitted acts to further the purposes of the foregoing with the same legal force and effect as if executed by them.

CONSIDERATION

8.

In consideration of the sale, assignment and transfer of the Technology and the Intellectual Property by the Vendor to Caleco, Caleco shall pay to the Vendor the sum of $100,000 (the “Purchase Price”) as follows, it being understood and agreed that time is of the essence with respect to each and every payment specified below:

	(a)	$50,000 on the date that is 10 days from execution of this Agreement by wire transfer or immediately available funds to an account designated by the Vendor; and

	(b)	$50,000 on Closing by wire transfer or immediately available funds to an account designated by the Vendor.

9.

As further consideration for the Technology and the Intellectual Property, Caleco shall reimburse the documented costs related to the recording of the Patents and the EDMFs, which shall not exceed an aggregate of 550,000 EUR and shall be payable by wire transfer or immediately available funds to an account designated by the recipient as follows:

	(a)	270,000 EUR on or before Closing.

(b)	280,000 EUR on or before December 31, 2008.

In connection with the reimbursement of the documented costs, Caleco may pay the creditors directly.

10.

As further consideration for the Vendor entering into this Agreement sale, assignment and transfer of the Technology and the Intellectual Property to Caleco, the Principal Shareholder agrees to transfer 32,000,000 shares of Blackstone (the “Principal Shares”) to the Vendor or the Vendor’s nominees at Closing.

REPRESENTATIONS AND WARRANTIES

11.

The Vendor represents and warrants to Caleco and the Principal Shareholder and acknowledges that Caleco and the Principal Shareholder are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Caleco and the Principal Shareholder, as follows:

	(a)	The Vendor is the sole owner of the Technology, the Know-how and the Intellectual Property free and clear of all liens, charges, encumbrances and security interests.

	(b)	The Vendor has the power to sell, assign and transfer all of their right, title and interest in and to the Technology, the Know-how and the Intellectual Property to Caleco.

	(c)	The Vendor has not made, granted or entered into any assignment, encumbrance, license or other agreement affecting the Technology, the Know-how or the Intellectual Property.

(d)

The Vendor is not aware of any violation, infringement or misappropriation of any third party's rights (or any claim thereof) by the ownership, development, manufacture, sale or use of the Technology, the Know-how and the Intellectual Property.

	(e)	The use of the Technology by the Vendor has never given rise to any complaint alleging infringement of any patent, trademark or other intellectual property rights of any other person.

(f)

Except for companies owned or controlled by the Vendor, the Inventor was not acting within the scope of any employment or consultancy arrangement with any third party when conceiving, creating or otherwise performing any activity with respect to the Technology, the Know-how and the Intellectual Property.

(g)

The Vendor is not aware of any questions or challenges with respect to the patentability or validity of any claims of any patents relating to the Technology, the Know-how and the Intellectual Property.

(h)

The Vendor acknowledges and agrees that the Principal Shares to be transferred to it or its nominees shall be transferred pursuant to Regulation S promulgated under the 1933 Act and that it or its nominees shall not resell, transfer or hypothecate the Principal Shares without the prior registration of the Principal Shares under the 1933 Act or an opinion of counsel satisfactory to Blackstone that such registration is not necessary.

(i)	The Vendor acknowledges and agrees that Blackstone shall refuse to register any transfer of the Principal Shares which is not made in accordance with applicable securities legislation.

(j)	The Vendor acknowledges and agrees that all certificates representing the Principal Shares shall be endorsed with a legend substantially in the form as follows:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.”

(k)

The Vendor is acquiring the Principal Shares for its own account for investment purposes, with no present intention of dividing any interest in the Principal Shares with others or of reselling or otherwise disposing of all or any portion of the same.

(l)

The Vendor does not intend any sale of the Principal Shares, either currently or after the passage of a fixed or determinable period of time or upon the occurrence or non- occurrence of any predetermined event or circumstance.

(m)

The Vendor has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for or which is likely to compel a disposition of the Vendor Shares or the Principal Shares.

(n)	The Vendor is not aware of any circumstances presently in existence which are likely in the future to prompt a disposition of the Principal Shares.

(o)	The Principal Shares were offered to the Vendor in direct communication between the Vendor, the Principal Shareholder and Caleco and not through any advertisement or directed sales effort of any kind.

(p)	The Vendor has the financial means to bear the economic risk of an investment in the Principal Shares.

12.

Caleco and Blackstone represent and warrant to the Vendor and acknowledge that the Vendor is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of the Vendor, as follows:

(a)

Caleco is duly organized, validly existing and in good standing under the laws of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Caleco is duly qualified to do business and is in good standing as foreign corporations in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Caleco.

(b)

Blackstone is duly organized, validly existing and in good standing under the laws of Nevada and has all requisite corporate power and authority to own, lease and to carry on its business as now being conducted. Blackstone is duly qualified to do business and is in good standing as foreign corporations in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Blackstone.

(c)

Caleco and Blackstone have all requisite corporate power and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Documents”) to be signed by Caleco and Blackstone and to perform its obligations thereunder and to consummate the transactions contemplated thereby. The execution and delivery of each of the Documents by Caleco and Blackstone and the consummation by Caleco and Blackstone of the transactions contemplated thereby have been duly authorized by its Board of Directors and no other corporate or shareholder proceedings on the part of Caleco and Blackstone are necessary to authorize such documents or to consummate the transactions contemplated thereby. This Agreement has been, and the other Documents when executed and delivered by Caleco and Blackstone as contemplated by this Agreement will be, duly executed and delivered by Caleco and Blackstone and this Agreement is, and the other Documents when executed and delivered by Caleco and Blackstone, as contemplated hereby will be, the valid and binding obligations of Caleco and Blackstone enforceable in accordance with their respective terms.

(d)

No representation or warranty by Caleco and Blackstone in this Agreement nor any schedule, statement, document or instrument furnished or to be furnished to the Vendor pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

(e)

As of the date hereof, Blackstone’s filings with the Securities and Exchange Commission (the “SEC Documents”) are accurate, and there have been no material changes since the filing of the SEC Documents.

13.

The Principal Shareholder represents and warrants to the Vendor and acknowledges that the Vendor is relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of the Vendor, as follows:

(a)

The Principal Shareholder is the legal and beneficial owner of the Principal Shares and upon the Closing hereunder the Vendor will obtain good and marketable title to the Principal Shares free and clear of any and all Liens.

(b)

No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Principal Shareholder of any of the Principal Shares held by the Principal Shareholder.

	(c)	The Principal Shares are owned by the Principal Shareholder as the beneficial and recorded owner with good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever.

(d)	This Agreement has been duly authorized, validly executed and delivered by the Principal Shareholder.

COVENANTS OF THE PARTIES

14.

If Blackstone or Caleco fail to raise financing of at least $2,500,000 by March 31, 2009, then the Vendor shall have the option, exercisable by the Vendor by giving written notice of such exercise to Caleco and Blackstone by the date that is six months thereafter, to repurchase the Technology, Intellectual Property and Know-How from Caleco at a price of 550,000 Euros (provided that the payments for the documented costs related to the recording of the Patents and the EDMFs have been paid, and to the amount that has not been paid, the 550,000 EUR shall be reduced by the amount not paid) such repurchase is subject to the Vendor re- transferring the Principal Shares to the Principal Shareholder. In connection with the financing of $2,500,000, Blackstone shall issue not more than 20,000,000 shares of its common stock.

15.

Caleco and Blackstone shall not transfer or agree to transfer any of the Technology, Intellectual Property and Know-How until January 1st, 2011 unless approved by the shareholders of Blackstone. Notwithstanding the restriction on transfer contained in this paragraph 15, Caleco or Blackstone shall have the right to license the Technology, Intellectual Property and Know-How.

16.	At the Closing, Blackstone shall cause F. Javier Benedi Garcia to be elected to the Board of Directors of Blackstone.

CLOSING CONDITIONS

17.	All obligations of Caleco, Blackstone and the Principal Shareholder under this Agreement are subject to the fulfilment, at or prior to Closing, of the following conditions:

(a)

The representations and warranties of the Vendor contained in this Agreement or in any Schedule hereto or other document delivered to Caleco or the Principal Shareholder pursuant hereto shall be substantially true and correct as of the date hereof and as of Closing with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this Agreement or any such Schedule is given;

(b) At Closing there shall have been no materially adverse change in the Technology and the Intellectual Property since the date of this Agreement; and

(c)

The Vendor shall deliver to the Purchaser any documents to be signed by the Investor in order to register the transfer of the Technology, the Patents and the EDMFs, and any improvements made thereto, in Caleco’s name.

18.	All obligations of the Vendor under this Agreement are subject to the fulfilment, at or prior to Closing, of the following conditions:

(a)

Each of the representations and warranties of Caleco, the Principal Shareholder or Blackstone collectively set forth in this Agreement (i) shall have been true and correct when made and (ii) shall be true and correct in all material respects (except for representations and warranties that contain qualifications as to materiality, which shall be true and correct in all respects) on and as of the date of the Closing as if made on and as of such date (except to the extent such representations and warranties specifically related to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).

(b)

Blackstone and Caleco shall have performed in all material respects all obligations and shall have complied in all material respects with all covenants to be performed or complied with by it on or prior to the Closing under this Agreement.

(c)

Since October 1st, 2008 there shall have occurred no event which has had or could reasonably be expected to have, individually or in the aggregate, a material adverse effect on either Blackstone or Caleco.

(d)

Vendor shall have received certificates issued by the Secretary of State of the State of Nevada certifying that Caleco and Blackstone have legal existence and are in good standing; in each case as of a date no earlier than five Business Days prior to the Closing Date.

CLOSING

19.	Closing shall take place at the office of Caleco’s legal counsel at 11:00 a.m. (Pacific Standard Time) on December 12th, 2008, or at such time or place as mutually agreed by the parties hereto.

20.	On Closing:

(a)

The Vendor shall deliver to Caleco such documents as may be necessary to record the assignment and the transfer of the Technology and the Intellectual Property to Caleco, including the documents set out in paragraph 14(c) above;

(b) Caleco shall pay to the Vendor:

(i) $50,000 on the date that is 10 days from execution of this Agreement; and

(ii) $50,000 on Closing.

(c)

The Principal Shareholder shall deliver to the Vendor the certificates representing all the Principal Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official).

21.	This Agreement may be terminated at any time prior to Closing contemplated hereby by:

(a) Mutual agreement of Caleco, the Principal Shareholder and the Vendor;

(b)

Caleco and the Principal Shareholder, if there has been a breach by the Vendor of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of the Vendor that is not cured, to the reasonable satisfaction of Caleco and the Principal Shareholder, within ten business days after notice of such breach is given by Caleco and the Principal Shareholder (except that no cure period will be provided for a breach by the Vendor that by its nature cannot be cured);

(c)

The Vendor, if there has been a breach by Caleco or the Principal Shareholder of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Caleco or the Principal Shareholder that is not cured by the breaching party, to the reasonable satisfaction of the Vendor, within ten business days after notice of such breach is given by the Vendor (except that no cure period will be provided for a breach by Caleco or the Principal Shareholder that by its nature cannot be cured);

(d)

Caleco, the Principal Shareholder or the Vendor, on 14 days notice to the other parties of this Agreement, if the transactions contemplated by this Agreement have not been consummated prior to December 12th, 2008, unless the parties agree to extend such date; or

(e)

Caleco, the Principal Shareholder or the Vendor if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the transactions contemplated by this Agreement has become final and nonappealable.

22.

In the event of the termination of this Agreement as provided in Paragraph 21, this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

GENERAL

23.	This Agreement may not be amended except by an instrument in writing signed by each of the parties.

24.

This Agreement, the exhibits and schedules attached hereto contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto. Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

25.

All notices and other communications required or permitted under to this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at the following addresses (or at such other address for a party as will be specified by like notice):

If to Caleco:

CALECO PHARMA CORP.
8275 S. Eastern Avenue, Suite 200
Las Vegas, Nevada 89123

Telephone:
Facsimile:
E-Mail:

with a copy to Caleco’s legal counsel
(which copy shall be required for a valid notice
or other communication hereunder):

O’NEILL LAW GROUP PLLC
435 Martin Street, Suite 1010
Blaine, WA 98230

Telephone:
Facsimile:              (360) 332-2291
E-Mail:                   son@stockslaw.com

If to Blackstone:

BLACKSTONE LAKE MINERALS, INC.,
#205 – 1480 Gulf Road
Point Roberts, WA 98281

Telephone:           360-927-7354
Facsimile:              360-925-2894
E-Mail:                   jboschert@shaw.ca

With a copy to Blackstone’s legal counsel
(which copy shall be required for a valid notice
or other communication hereunder):

O’NEILL LAW GROUP PLLC
435 Martin Street, Suite 1010
Blaine, WA 98230
Facsimile:            (360) 332-2291
E-Mail:                 son@stockslaw.com

If to the Principal Shareholder:

JOHN BOSCHERT
#193 – 3rd Street, Villa Cerro Lindo
Jose Domingo Espinar, Panama City, Panama

Telephone:           011-507-6618-7845/604-317-6724
Facsimile:              011-507-391-9845/604-538-9323
E-Mail:                   jboschert@shaw.ca

If to the Vendor:

NY FINANCIAL (INTERNATIONAL) CORP.
c/o El Pilar
Cortijo Blanco
Vicente Aleixandre 2,
29670 San Pedro De Alcantara
Marbella, Malaga – SPAIN
Attention:            F. Javier Benedi-Garcia
Fax:                        011-349-5278-1314
Telephone:           011-346-4804-0400
E-Mail:                  javi@euxon.com

With a copy to the Vendor’s legal counsel
(which copy shall be required for a valid notice
or other communication hereunder):

Troutman Sanders LLP
The Chrysler Building
405 Lexington Avenue

New York, New York 10174
Attention:            Timothy I. Kahler, Esq.
Facsimile:             (212) 704-6288
Telephone:          (212) 704-6169
E-Mail:                  timothy.kahler@troutmansanders.com

All such notices and other communications will be deemed to have been received (a) in the case of personal delivery, on the date of such delivery, (b) in the case of a fax, when the party sending such fax has received electronic confirmation of its delivery, (c) in the case of delivery by internationally-recognized express courier, on the business day following dispatch and (d) in the case of mailing, on the fifth business day following mailing.

26.

No cancellation, modification, amendment, deletion, addition or other change in this Agreement or any provision hereof, or waiver of any right or remedy hereby provided, shall be effective for any purpose unless specifically set forth in writing, signed by the party to be bound thereby. No waiver of any right or remedy in respect of any occurrence or event on one occasion shall be deemed a waiver of such right or remedy in respect of such occurrence or event on any other occasion.

27.

Each of the parties hereto will cooperate with the other and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

28.	Words importing the masculine gender include the feminine or neuter, words in the singular include the plural, words importing a corporate entity include individuals and vice versa.

29.

All covenants, agreements, representations and warranties on the part of each of the parties to this Agreement, notwithstanding any investigations or enquiries made by any of the parties to this Agreement prior to Closing or the waiver of any condition by any of the parties to this Agreement, shall survive the date hereof.

30.

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

31.	This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

32.

The Vendor acknowledges and agrees that O'Neill Law Group PLLC has acted solely as legal counsel for Caleco and the Vendor has been advised to obtain independent legal advice prior to execution of this Agreement.

33.	This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada and each party hereto adjourns to the jurisdiction of the courts of the State of Nevada.

34.	Time shall be of the essence of this Agreement and all provisions hereof.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed under their corporate seals and the hands of their proper officers duly authorized in that behalf.

NY FINANCIAL (INTERNATIONAL) CORP.
By its authorized signatory:

/s/ F. Javier Benedi Garcia
Signature of Authorized Signatory

F. Javier Benedi Garcia
Name of Authorized Signatory

Sole Director
Title

CALECO PHARMA CORP.
By its authorized signatory:

/s/ John Boschert
Signature of Authorized Signatory

John Boschert
Name of Authorized Signatory

President, Secretary and Treasurer
Title

BLACKSTONE LAKE MINERALS, INC.
By its authorized signatory:

/s/ John Boschert
Signature of Authorized Signatory

John Boschert
Name of Authorized Signatory

President, Secretary and Treasurer
Title

/s/ John Boschert
JOHN BOSCHERT

SCHEDULE A
TO THE TECHNOLOGY PURCHASE AGREEMENT
BETWEEN NY FINANCIAL (INTERNATIONAL) CORP. AND
CALECO PHARMA CORP.
DATED EFFECTIVE OCTOBER 16th, 2008

LIST OF US PATENT APPLICATIONS

1.	US Provisional Patent Application #60/901,602	Compositions and Methods of Treatment of Liver Disease
2.	US Provisional Patent Application #61/000,550	Compositions and Methods of Treatment of Liver Disease
3.	US Non-Provision Patent Application #12/069,905	Compositions and Methods of Treatment of Liver Disease

LIST OF EUROPEAN PATENT APPLICATIONS

1.	PCT Patent Application # US 12/069,905	Compositions and Methods of Treatment of Liver Disease

SCHEDULE B
TO THE TECHNOLOGY PURCHASE AGREEMENT
BETWEEN NY FINANCIAL (INTERNATIONAL) CORP. AND
CALECO PHARMA CORP.
DATED EFFECTIVE OCTOBER 16th, 2008

LIST OF EUROPEAN DRUG MASTER FILES

	Exxentia File Number of EDMF	Description of EDMF
1.	ED/0812313	Calendula officinalis L. water extraction
2.	ED/0812312	Artemisia abrotannum L. water extraction
3.	ED/0812311	Agrimonia eupatoria L. water extraction
4.	ED/0812314	Lamium album L. water extraction